Exhibit 99.1

FOR IMMEDIATE RELEASE	April 26, 2005
Baltimore, Maryland

MERCANTILE BANKSHARES REPORTS FIRST QUARTER RESULTS

Edward J. Kelly, III, Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation (Bankshares) (Nasdaq: MRBK), today reported that net income for the quarter ended March 31, 2005 was $62.6 million, a 12.4% increase over net income of $55.7 million for the same period in 2004 and a 3.3% increase over the $60.6 million reported for the fourth quarter of 2004.

For the quarter ended March 31, 2005, diluted net income per share was $.78, an increase of 13.0% from the $.69 reported for the first quarter of 2004. Adjusted weighted average shares outstanding decreased from 80.3 million for the quarter ended March 31, 2004, to 79.9 million for the quarter ended March 31, 2005.

Bankshares also reports cash operating earnings, defined as “GAAP” (Generally Accepted Accounting Principles) earnings excluding the amortization of intangible assets associated with purchase accounting for business combinations; securities gains and losses; and other significant gains, losses or expenses (such as those associated with integrating the operations of acquired entities into Bankshares) unrelated to Bankshares’ core operations. Cash operating earnings totaled $63.1 million for the first quarter of 2005, an increase of 11.1% over the $56.8 million for the same period in 2004 and an increase of 1.4% over the $62.2 million for the fourth quarter of 2004. Diluted cash operating earnings per share for the first quarters of 2005 and 2004 were $.79 and $.71, respectively, and $.78 per share for the fourth quarter of 2004. A reconciliation of GAAP basis net income to cash operating earnings can be found on page 15 of this release.

Net interest income for the quarter ended March 31, 2005 increased 9.7% to $143.1 million from $130.4 million for the first quarter of last year. The growth in net interest income was attributable to a 10.5% growth in average loans and a 14 basis point improvement in the net interest margin. Loan growth was solid in all categories, except for consumer loans which were up only slightly. The strongest growth was in average construction loans, which increased 20.4%. Twelve basis points of the improvement in the net interest margin was attributable to the effect of noninterest-bearing funds, which consist primarily of demand deposits and shareholders’ equity.

Mr. Kelly stated: “I believe we had a good quarter. Compared to last year, loan growth was good, the net interest margin expanded, overall revenue growth was solid and credit quality improved markedly. Accordingly, we posted strong growth in earnings. We also had some success in controlling expense growth during the quarter and will continue to focus on this issue.”

Year-over-year total average deposits increased 6.5%, with noninterest-bearing deposits recording the strongest growth at 16.0%. Other categories reflecting growth in average balances over the prior year were time deposits greater than $100,000, checking plus interest deposits and savings deposits, which increased 10.9%, 9.2% and 7.0%, respectively. Offsetting this growth was a 2.5% decline in average money market deposits and a 3.7% decline in other time deposits. With loan growth continuing to exceed deposit growth, management used some of the liquidity generated by maturities in the investment portfolio to help fund loan growth.

At March 31, 2005, nonperforming assets amounted to $31.4 million or 0.30% of period-end loans and other real estate owned, a decline from $48.1 million at March 31, 2004. Nonperforming assets were $31.1 million at December 31, 2004. The comparable nonperforming asset ratios were 0.51% and 0.30% at March 31, 2004 and December 31, 2004, respectively. The level of “monitored” loans, or loans with characteristics suggesting that they could be classified as nonperforming in the near future, amounted to $2.2 million at March 31, 2005. Monitored loans were $26.6 million at March 31, 2004 and $6.4 million at December 31, 2004. Loans past due 30-89 days were $47.5 million at March 31, 2005 compared with $42.9 million at March 31, 2004 and $51.5 million at December 31, 2004.

The allowance for loan losses was $149.0 million at March 31, 2005, representing 1.43% of total loans. The allowance for loan losses to total loans was 1.66% at March 31, 2004 and 1.46% at December 31, 2004. Net charge-offs for the quarter ended March 31, 2005 were $0.7 million, which resulted in an annualized ratio of net charge-offs to period-end loans of 0.03%. The comparable figures for the quarters ended March 31, 2004 and December 31, 2004, were $1.1 million and 0.05% and $12.4 million and 0.48%,

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respectively. The provision for possible loan losses was $0.8 million for the quarter ended March 31, 2005. The provision was $2.4 million for the first quarter of 2004. The decline in the provision reflected improvements in credit quality.

Noninterest income, which includes investment and wealth management fees, service charges on deposit accounts, mortgage banking-related fees, securities gains and losses, income from nonmarketable investments and other income, increased 8.9% to $57.9 million for the first quarter of 2005 from $53.2 million for the first quarter of 2004.

Investment and wealth management (“IWM”) revenues were $24.1 million for the quarter ended March 31, 2005, an increase of 9.4% over the $22.0 million for the year-earlier period. Growth in IWM revenues was due to net new business flows during the past year, particularly in our institutional business, and to better equity markets. Service charges on deposits decreased slightly from the prior year. This decrease was related primarily to our business customers. Mortgage banking-related fees were $0.7 million lower than the first quarter of 2004, with both commercial and residential fees lower than the year-earlier period. These lower fees were due primarily to volume decreases in the commercial business and lower profit margins in the residential business. Nonmarketable investment income represents revenues derived from investing in private equities, hedge funds-of-funds (“hedge funds”), securities acquired to meet various regulatory requirements and bank-owned life insurance (“BOLI”). Nonmarketable investment income increased $1.1 million over the first quarter of 2004. The increase in nonmarketable investment income was due primarily to better performance of several private equity investments. Other income was $15.4 million for the first quarter of 2005 compared with $13.4 million for the same period in the prior year. The year-over-year increase in other income includes a $0.8 million increase in electronic banking fees driven by merchant and check card services and a $0.7 million increase in insurance related revenues. Also included in other income were gains on the sale of branches related to the consolidation of overlapping branches amounting to $1.1 million and $0.7 million for the quarters ended March 31, 2005 and 2004, respectively.

Noninterest expenses, which include salaries, employee benefits, net occupancy expense of bank premises, furniture and equipment expenses, communications and supplies and other expenses, increased by 7.2% for the quarter ended March 31, 2005 to $100.2 million from $93.4 million for the first quarter of 2004.

Salary expense increased $1.8 million or 3.9% from the first quarter of 2004. Savings from the affiliate bank rationalization were offset by a $1.1 million increase in incentive compensation and sales commissions, combined with normal merit salary increases. Benefits expense for the first quarter of 2005 decreased from the same period in the prior year. The decrease included a $1.3 million rebate from a medical insurance provider due to good claims experience, partially offset by higher payroll taxes and pension expense. The nearly $0.9 million, or 14.2%, increase in net occupancy expenses over the prior year was related to the loss of outside tenant income of $1.2 million due to the sale of Bankshares’ headquarters building in December 2004. Total other expenses increased $5.1 million or 27.8% over the prior year. Included in other expenses was $2.1 million in accrued costs, including a $1.3 million settlement, in the Pileggi litigation matter. Management does not expect to incur any further charges related to this matter. Also contributing to higher other expenses was an increase of $1.1 million in electronic banking fees due to higher volume and processing fees, and an increase of $1.2 million in outsourcing fees attributable to the IWM systems and back office conversion to SunGard. Higher accruals for external audit fees accounted for the majority of the remaining increase over the prior year.

The cash operating efficiency ratio, a key measure of expense management, was 48.80% for the first quarter of 2005 versus 49.24% for the same period in 2004. Return on average assets for the first quarter of 2005 was 1.75%; return on average tangible equity was 18.57%; and the ratio of average tangible equity to average tangible assets was 10.00%. Return on average assets for the first quarter of 2004 was 1.64%; return on average tangible equity was 18.01%; and the ratio of average tangible equity to average tangible assets was 9.75%. See footnotes (1), (2) and (3) on page 15 for a reconciliation of the GAAP and non-GAAP measures referred to in this paragraph.

At March 31, 2005, total assets increased by 3.4% to $14.6 billion and total loans increased by 10.4% to $10.4 billion from March 31, 2004. Total deposits at March 31, 2005 increased by 4.1% to $11.0 billion and shareholders’ equity increased by 2.7% to $1.9 billion from a year earlier.

Mercantile Bankshares Corporation, with more than $14 billion in assets, is a regional multibank holding company with headquarters in Baltimore, Maryland. Its 11 member banks serve communities in Maryland, Washington, D.C., Northern Virginia, the Delmarva Peninsula and southern Pennsylvania from more than 220 locations. The banks provide a comprehensive array of banking, investment and wealth management services for individuals, businesses, institutions and nonprofits. Additional information is available at www.mercantile.com.

Cautionary Statement

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Bankshares’ management uses these operating earnings measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangible assets and the amortization of intangible assets related to the consummation of mergers. These operating earnings measures may also exclude other significant gains, losses or expenses that are not considered components of core operations. Since these items and their impact on Bankshares’ performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results

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and financial position of Bankshares’ core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to operating earnings performance measures that may be presented by other companies.

This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release, and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

Earnings Conference Call

Mercantile CEO Edward J. Kelly, III and CFO Terry L. Troupe will review first quarter 2005 earnings in a conference call and audio Webcast on Tuesday, April 26, 2005 at 10:00 a.m. EDT.

To participate in the call, please dial 1-888-889-5345 or internationally, 973-339-3086 ten minutes prior to the start of the call and ask to be connected to the Mercantile Bankshares conference call. A Webcast of the conference call also will be available on the Internet at http://www.mrbk.com/invest/share_news.html, Investor Relations, Shareholder News.

The conference call will be available for replay until May 17, 2005 at www.mercantile.com, Investor Relations, Shareholder News. An audio replay also is available until May 17, 2005 by dialing 877-519-4471 and the access code/pin # 4644353.

Additional financial information is attached.

David E. Borowy
Investor Relations
(410) 347-8361
David.Borowy@Mercantile.com

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MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED FINANCIAL SUMMARY
(In thousands, except per share data)

	For the Quarter Ended March 31,
	2005	2004	% Incr. (Decr.)
OPERATING RESULTS

Net interest income (1)	$ 143,083	$ 130,405	9.7%

Net interest income - taxable equivalent (1)	144,660	132,130	9.5

Provision for loan losses	756	2,426	(68.8)

Net income	62,627	55,697	12.4

PER COMMON SHARE DATA

Basic net income	$ .79	$ .70	12.9%

Diluted net income	.78	.69	13.0

Dividends paid	.35	.33	6.1

Book value at period end	24.39	23.61	3.3

Market value at period end	50.86	42.93	18.5

Market range:

High	52.35	46.01	13.8

Low	48.40	41.50	16.6

AVERAGE BALANCE SHEET DATA

Total loans	$10,314,361	$ 9,338,433	10.5%

Total earning assets	13,221,167	12,372,193	6.9

Total assets	14,508,344	13,618,193	6.5

Total deposits	10,718,734	10,066,645	6.5

Shareholders’ equity	1,950,276	1,848,461	5.5

STATISTICS AND RATIOS (Net income annualized)

Return on average assets	1.75%	1.64%

Return on average equity (2)	13.02	12.12

Return on average tangible equity (2)	18.57	18.01

Average equity to average assets (2)	13.44	13.57

Average tangible equity to average tangible assets (2)	10.00	9.75

Net interest rate spread - taxable equivalent	3.99	3.97

Net interest margin on earning assets - taxable equivalent	4.44	4.30

Efficiency ratio (1),(3)	49.45	50.40

Operating efficiency ratio (1),(3)	48.80	49.24

Dividend payout ratio	44.30	47.14

Bank offices	225	229	(4)

Employees	3,423	3,575	(152)

CREDIT QUALITY DATA AT PERIOD END

Net charge-offs	$ 741	$ 1,128	(34.3)%

Nonaccrual loans	31,234	48,007	(34.9)

Restructured loans	—	—	—

Total nonperforming loans	31,234	48,007	(34.9)

Other real estate owned, net	145	134	8.2

Total nonperforming assets	31,379	48,141	(34.8)

CREDIT QUALITY RATIOS

Provision for loan losses (annualized)
as a percent of period-end loans	.03%	.10%

Net charge-offs (annualized)
as a percent of period-end loans	.03	.05

Nonperforming loans as a
percent of period-end loans	.30	.51

Allowance for loan losses
as a percent of period-end loans	1.43	1.66

Allowance for loan losses
as a percent of nonperforming loans	477.10	326.28

Other real estate owned as a percent of
period-end loans and other real estate owned	—	—

Nonperforming assets as a percent of
period-end loans and other real estate owned	.30	.51

Nonperforming assets as a percent of total assets	.21	.34

In view of the changing conditions in the national economy, the effect of actions taken by regulatory authorities and normal seasonal factors, the results for the interim period are not necessarily indicative of annual performance. For comparability, certain prior period amounts have been reclassified to conform with current period presentation.

(1),(2),(3) See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION
STATEMENTS OF CONSOLIDATED INCOME
(In thousands, except per share data)

	For the Quarter Ended March 31,
			Increase/(Decrease)
	2005	2004	Amount	%
INTEREST INCOME

Interest and fees on loans	$152,544	$129,129	$23,415	18.1%

Interest and dividends
on investment securities:

Taxable interest income	24,992	27,401	(2,409)	(8.8)

Tax-exempt interest income	721	877	(156)	(17.8)

Other investment income	644	333	311	93.4

	26,357	28,611	(2,254)	(7.9)

Other interest income	344	106	238	224.5

Total interest income	179,245	157,846	21,399	13.6

INTEREST EXPENSE

Interest on deposits	25,305	20,767	4,538	21.9

Interest on short-term borrowings	4,042	1,419	2,623	184.8

Interest on long-term debt	6,815	5,255	1,560	29.7

Total interest expense	36,162	27,441	8,721	31.8

NET INTEREST INCOME	143,083	130,405	12,678	9.7

Provision for loan losses	756	2,426	(1,670)	(68.8)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	142,327	127,979	14,348	11.2

NONINTEREST INCOME

Investment and wealth management	24,057	21,983	2,074	9.4

Service charges on deposit accounts	10,426	10,692	(266)	(2.5)

Mortgage banking-related fees	2,283	2,940	(657)	(22.3)

Investment securities gains and (losses)	414	(55)	469	852.7

Nonmarketable investments	5,271	4,204	1,067	25.4

Other income	15,418	13,390	2,028	15.1

Total noninterest income	57,869	53,154	4,715	8.9

NONINTEREST EXPENSES

Salaries	46,554	44,788	1,766	3.9

Employee benefits	11,897	12,513	(616)	(4.9)

Net occupancy expense of bank premises	6,922	6,060	862	14.2

Furniture and equipment expenses	7,279	7,364	(85)	(1.2)

Communications and supplies	4,040	4,304	(264)	(6.1)

Other expenses	23,461	18,357	5,104	27.8

Total noninterest expenses	100,153	93,386	6,767	7.2

Income before income taxes	100,043	87,747	12,296	14.0

Applicable income taxes	37,416	32,050	5,366	16.7

NET INCOME	$ 62,627	$ 55,697	$ 6,930	12.4

Weighted average shares outstanding	79,228	79,725	(497)	(0.6)

Adjusted weighted average shares outstanding	79,875	80,258	(383)	(0.5)

NET INCOME PER COMMON SHARE:
Basic	$ .79	$ .70	$ .09	12.9

Diluted	$ .78	$ .69	$ .09	13.0

MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	March 31,
			Increase/(Decrease)
	2005	2004	Amount	%
ASSETS

Cash and due from banks	$ 304,969	$ 296,077	$ 8,892	3.0%

Interest-bearing deposits in other banks	158	158	—	—

Investment securities:
Available-for-sale at fair value
U.S. Treasury and government agencies	1,386,091	1,577,673	(191,582)	(12.1)

Mortgage-backed securities	1,299,278	1,303,352	(4,074)	(0.3)

States and political subdivisions	60,750	76,931	(16,181)	(21.0)

Other investments	61,602	48,262	13,340	27.6

Held-to-maturity
States and political subdivisions - fair value of
$20,371 (2005) and $28,436 (2004)	19,704	26,555	(6,851)	(25.8)

Total investment securities	2,827,425	3,032,773	(205,348)	(6.8)

Federal funds sold	26,901	353,893	(326,992)	(92.4)

Loans held-for-sale	24,341	38,741	(14,400)	(37.2)

Loans	10,413,222	9,434,420	978,802	10.4

Less: allowance for loan losses	(149,017)	(156,635)	(7,618)	(4.9)

Loans, net	10,264,205	9,277,785	986,420	10.6

Bank premises and equipment, net	141,135	141,482	(347)	(0.2)

Other real estate owned, net	145	134	11	8.2

Goodwill, net	507,791	522,226	(14,435)	(2.8)

Other intangible assets, net	46,122	54,223	(8,101)	(14.9)

Other assets	484,641	424,890	59,751	14.1

Total assets	$14,627,833	$14,142,382	$ 485,451	3.4

LIABILITIES
Deposits:
Noninterest-bearing deposits	$ 3,098,666	$ 2,769,189	$ 329,477	11.9

Interest-bearing deposits	7,872,610	7,774,398	98,212	1.3

Total deposits	10,971,276	10,543,587	427,689	4.1

Short-term borrowings	856,963	904,327	(47,364)	(5.2)

Accrued expenses and other liabilities	179,747	149,052	30,695	20.6

Long-term debt	681,331	657,411	23,920	3.6

Total liabilities	12,689,317	12,254,377	434,940	3.5

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; authorized
2,000,000 shares; issued and outstanding—None
Common stock, $2 par value;
authorized 130,000,000 shares	158,972	159,950	(978)	(0.6)

Capital surplus	538,075	553,955	(15,880)	(2.9)

Retained earnings	1,264,634	1,139,360	125,274	11.0

Accumulated other comprehensive income (loss)	(23,165)	34,740	(57,905)	(166.	7)

Total shareholders’ equity	1,938,516	1,888,005	50,511	2.7

Total liabilities and shareholders’ equity	$ 14,627,833	$ 14,142,382	$ 485,451	3.4

Actual shares outstanding	79,486	79,975	(489)	(0.6)

Book value per common share	$ 24.39	$ 23.61	$ .78	3.3

MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(In thousands)

For the Quarter Ended March 31,
	2005		2004

Earning assets Loans:	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate

Commercial	$ 2,848,452	5.90%	$ 2,623,891	5.16%

Commercial real estate	3,133,446	6.28	2,777,493	5.89

Construction	1,328,633	6.24	1,103,901	5.18

Residential real estate	1,517,291	5.83	1,358,975	6.06

Consumer	1,486,539	5.84	1,474,173	5.79

Total loans	10,314,361	6.04	9,338,433	5.61

Federal funds sold, et al	31,854	4.37	47,791	0.89

Securities:(2)
Taxable securities
U.S. Treasury securities and government agencies	1,426,230	3.43	1,560,700	3.89

Mortgage-backed	1,303,700	4.02	1,277,802	3.87

Other investments	63,943	4.12	42,934	3.17

Tax-exempt securities
States and political subdivisions	80,921	5.97	104,375	5.59

Total securities	2,874,794	3.79	2,985,811	3.93

Interest-bearing deposits in other banks	158	1.47	158	1.09

Total earning assets	13,221,167	5.55	12,372,193	5.19

Cash and due from banks	290,911		285,524

Bank premises and equipment, net	141,426		141,632

Other assets	1,004,526		975,241

Less: allowance for loan losses	(149,686)		(156,397)

Total assets	$14,508,344		$13,618,193

Interest-bearing liabilities
Deposits:

Savings	$ 1,459,580.32		$ 1,364,181.29

Checking plus interest	1,350,521.15		1,236,552.15

Money market	1,550,919.94		1,590,460.60

Time deposits $100,000 and over	1,427,571	2.66	1,287,695	1.99

Other time deposits	1,905,548	2.28	1,979,433	2.15

Total interest-bearing deposits	7,694,139	1.33	7,458,321	1.12

Short-term borrowings	1,000,929	1.64	919,388.62

Long-term debt	689,372	4.01	649,058	3.26

Total interest-bearing funds	9,384,440	1.56	9,026,767	1.22

Noninterest-bearing deposits	3,024,595		2,608,324

Other liabilities and accrued expenses	149,033		134,641

Total liabilities	12,558,068		11,769,732

Shareholders’ equity	1,950,276		1,848,461

Total liabilities & shareholders’ equity	$14,508,344		$13,618,193

Net interest rate spread		3.99%		3.97%

Effect of noninterest-bearing funds		.45		.33

Net interest margin on earning assets		4.44%		4.30%

(1)	Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2)	Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL LOAN INFORMATION BY QUARTER
(In thousands)

	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04

PERIOD-END LOANS BY TYPE

Commercial, Industrial and Agricultural Loans	$ 2,797,435	$ 2,813,325	$ 2,783,037	$2,715,173	$2,566,692

Commercial and Agricultural Real Estate Loans	3,180,853	3,122,701	3,022,463	2,918,642	2,836,846

Construction and Land Development Loans	1,347,365	1,268,350	1,170,704	1,129,208	1,105,346

1-4 Family Residential Loans (Excludes H/E Lines)	1,543,778	1,486,106	1,496,222	1,468,804	1,387,647

Consumer Loans (Excludes H/E Lines)	993,966	989,121	1,010,748	1,024,012	1,047,511

Home Equity Lines	493,074	495,462	473,089	448,288	425,980

Lease financing	56,751	53,368	58,051	57,983	64,398

TOTAL LOANS AT END OF PERIOD	$10,413,222	$10,228,433	$10,014,314	$9,762,110	$9,434,420

NONPERFORMING LOANS BY TYPE

Commercial, Industrial and Agricultural Loans	$ 25,637	$ 25,030	$ 31,855	$ 34,002	$ 37,000

Commercial and Agricultural Real Estate Loans	2,775	1,959	2,925	2,197	4,837

Construction and Land Development Loans	6	9	25	155	159

1-4 Family Residential Loans (Excludes H/E Lines)	1,642	2,748	2,675	2,518	3,961

Consumer Loans (Excludes H/E Lines)	442	372	620	265	1,204

Home Equity Lines	370	300	256	81	109

Lease financing	362	480	546	670	737

TOTAL NONPERFORMING LOANS AT END OF PERIOD	$ 31,234	$ 30,898	$ 38,902	$ 39,888	$ 48,007

LOANS PAST DUE 30-89 DAYS BY TYPE

Commercial, Industrial and Agricultural Loans	$ 3,402	$ 6,087	$ 11,984	$ 4,831	$ 11,316

Commercial and Agricultural Real Estate Loans	6,076	8,325	8,095	6,732	9,173

Construction and Land Development Loans	20,656	20,199	1,544	2,844	1,673

1-4 Family Residential Loans (Excludes H/E Lines)	13,025	11,811	8,846	12,370	14,368

Consumer Loans (Excludes H/E Lines)	3,975	4,510	5,235	5,324	5,866

Home Equity Lines	351	445	778	898	534

Lease financing	—	86	—	119	—

TOTAL LOANS PAST DUE 30-89 DAYS	$ 47,485	$ 51,463	$ 36,482	$ 33,118	$ 42,930

CHARGE-OFFS BY LOAN TYPE

Commercial, Industrial and Agricultural Loans	$ 1,299	$ 12,341	$ 142	$ 255	$ 690

Commercial and Agricultural Real Estate Loans	32	—	39	—	28

Construction and Land Development Loans	—	—	—	—	—

1-4 Family Residential Loans (Excludes H/E Lines)	11	43	255	28	101

Consumer Loans (Excludes H/E Lines)	600	995	1,081	1,260	1,110

Home Equity Lines	—	—	—	—	7

Lease financing	—	—	5	—	—

TOTAL CHARGE-OFFS	$ 1,942	$ 13,379	$ 1,522	$ 1,543	$ 1,936

RECOVERIES BY LOAN TYPE

Commercial, Industrial and Agricultural Loans	$ 469	$ 147	$ 1,178	$ 237	$ 100

Commercial and Agricultural Real Estate Loans	6	67	25	8	18

Construction and Land Development Loans	—	1	—	—	4

1-4 Family Residential Loans (Excludes H/E Lines)	35	20	167	139	52

Consumer Loans (Excludes H/E Lines)	565	592	626	602	633

Home Equity Lines	—	7	94	—	1

Lease financing	126	106	—	—	—

TOTAL RECOVERIES	$ 1,201	$ 940	$ 2,090	$ 986	$ 808

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER

	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04

INVESTMENT AND WEALTH MANAGEMENT ASSET DATA (End of Period)*	(Dollars in billions)

Personal

Assets with Investment Responsibility	$ 8.5	$ 8.7	$ 8.3	$ 8.4	$ 8.7

Assets with no Investment Responsibility	3.6	3.6	3.2	3.2	3.3

Total Personal	12.1	12.3	11.5	11.6	12.0

Institutional

Assets with Investment Responsibility	13.0	13.1	12.8	12.4	12.5

Assets with no Investment Responsibility	22.7	22.2	21.9	21.6	21.7

Total Institutional	35.7	35.3	34.7	34.0	34.2

Mutual Funds Not Included Above	0.2	0.2	0.3	0.3	0.2

Personal & Institutional Combined

Assets with Investment Responsibility	21.7	22.0	21.4	21.1	21.4

Assets with no Investment Responsibility	26.3	25.8	25.1	24.8	25.0

Total Assets Under Administration	$48.0	$47.8	$46.5	$45.9	$46.4

* Prior period amounts have been restated.

OTHER INTANGIBLE ASSETS INFORMATION	(Dollars in thousands)

EOP Deposit Intangibles, Net	$33,501	$34,867	$36,234	$37,601	$38,967

EOP Mortgage Servicing Rights, Net	266	357	574	713	510

EOP Other Intangible Assets, Net	12,355	13,002	13,583	14,164	14,746

EOP Total Other Intangible Assets, Net	$46,122	$48,226	$50,391	$52,478	$54,223

Amortization of Deposit Intangibles	$ 1,367	$ 1,367	$ 1,367	$ 1,367	$ 1,367

Amortization of Mortgage Servicing Rights	54	56	91	104	79

Amortization of Other Intangible Assets	651	586	586	586	586

Total Amortization of Other Intangible Assets	$ 2,072	$ 2,009	$ 2,044	$ 2,057	$ 2,032

PRINCIPAL BALANCE OF LOANS SERVICED FOR OTHERS	(Dollars in thousands)

EOP 1-4 Family Residential Mortgages (owned)	$ 52,210	$ 56,182	$ 60,847	$ 78,984	$ 87,358

EOP Commercial Mortgages (owned)	1,839,417	1,871,615	1,848,979	1,921,559	1,911,314

EOP Commercial Mortgages (not owned)	4,148,513	4,086,382	3,857,472	3,608,780	3,630,224

EOP Total Principal Balance of
Loans Serviced For Others	$6,040,140	$6,014,179	$5,767,298	$5,609,323	$5,628,896

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands, except per share data)

	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04	1Q 05 vs 4Q 04	1Q 05 vs 1Q 04

OPERATING RESULTS

Net interest income (1)	$ 143,083	$ 143,710	$ 138,182	$ 133,484	$ 130,405	(0.4)%	9.7%

Net interest income - taxable
equivalent (1)	144,660	145,370	139,866	135,159	132,130	(0.5)	9.5

Provision for loan losses	756	—	2,442	2,353	2,426	—	(68.8)

Net income	62,627	60,612	56,785	56,313	55,697	3.3	12.4

PER COMMON SHARE DATA

Basic net income	$ .79	$ .77	$ .72	$ .71	$ .70	2.6%	12.9%

Diluted net income	.78	.76	.71	.71	.69	2.6	13.0

Dividends paid	.35	.35	.35	.35	.33	—	6.1

Book value at period end	24.39	24.18	23.85	23.28	23.61	0.9	3.3

Market value at period end	50.86	52.20	47.96	46.82	42.93	(2.6)	18.5

Market range:

High	52.35	53.09	49.34	47.93	46.01	(1.4)	13.8

Low	48.40	47.07	44.18	40.31	41.50	2.8	16.6

AVERAGE BALANCE SHEET DATA

Total loans	$10,314,361	$10,084,344	$ 9,825,793	$ 9,623,884	$ 9,338,433	2.3%	10.5%

Total earning assets	13,221,167	13,056,972	12,831,612	12,668,674	12,372,193	1.3	6.9

Total assets	14,508,344	14,310,894	14,099,488	13,939,185	13,618,193	1.4	6.5

Total deposits	10,718,734	10,675,933	10,507,716	10,398,257	10,066,645	0.4	6.5

Shareholders’ equity	1,950,276	1,911,151	1,877,844	1,851,761	1,848,461	2.0	5.5

STATISTICS AND RATIOS (Net income annualized)

Return on average assets	1.75%	1.68%	1.60%	1.62%	1.64%

Return on average equity (2)	13.02	12.62	12.03	12.23	12.12

Return on average tangible equity (2)	18.57	18.16	17.63	18.14	18.01

Average equity to average assets (2)	13.44	13.35	13.32	13.28	13.57

Average tangible equity to average
tangible assets (2)	10.00	9.84	9.67	9.55	9.75

Net interest rate spread -
taxable equivalent	3.99	4.02	3.99	3.96	3.97

Net interest margin on earning
assets - taxable equivalent	4.44	4.43	4.34	4.29	4.30

Efficiency ratio (1),(3)	49.45	52.70	51.20	50.12	50.40

Operating efficiency ratio (1),(3)	48.80	51.20	48.96	49.01	49.24

Dividend payout ratio	44.30	45.45	48.61	49.30	47.14

Bank offices	225	226	229	229	229	(1)	(4)

Employees	3,423	3,479	3,418	3,508	3,575	(56)	(152)

CREDIT QUALITY DATA AT PERIOD END

Net charge-offs / (recoveries)	$ 741	$ 12,439	$ (568)	$ 557	$ 1,128	(94.0)%	(34.3)%

Nonaccrual loans	31,234	30,898	38,902	39,888	48,007	1.1	(34.9)

Restructured loans	—	—	—	—	—	—	—

Total nonperforming loans	31,234	30,898	38,902	39,888	48,007	1.1	(34.9)

Other real estate owned, net	145	212	388	402	134	(31.6)	8.2

Total nonperforming assets	31,379	31,110	39,290	40,290	48,141	0.9	(34.8)

CREDIT QUALITY RATIOS

Provision for loan losses (annualized)
as a percent of period-end loans	.03%	—%	.10%	.10%	.10%

Net charge-offs / (recoveries) -
annualized as a percent of
period-end loans	.03	.48	(.02)	.02	.05

Nonperforming loans as a
percent of period-end loans	.30	.30	.39	.41	.51

Allowance for loan losses
as a percent of period-end
loans	1.43	1.46	1.61	1.62	1.66

Allowance for loan losses
as a percent of nonperforming
loans	477.10	482.24	414.99	397.19	326.28

Other real estate owned as a percent
of period-end loans and other
real estate owned	—	—	—	—	—

Nonperforming assets as a percent
of period-end loans and other
real estate owned	.30	.30	.39	.41	.51

Nonperforming assets as a percent
of total assets	.21	.22	.27	.29	.34

(1),(2),(3) See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands, except per share data)

	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04	1Q 05 vs 4Q 04		1Q 05 vs 1Q 04

INTEREST INCOME

Interest and fees on loans	$152,544	$147,114	$ 138,117	$132,171	$ 129,129	3.7%		18.1%

Interest and dividends on investment
securities:

Taxable interest income	24,992	25,809	26,048	26,165	27,401	(3.2)		(8.8)

Tax-exempt interest income	721	766	803	820	877	(5.9)		(17.8)

Other investment income	644	1,157	472	352	333	(44.	3)	93.4

	26,357	27,732	27,323	27,337	28,611	(5.0)		(7.9)

Other interest income	344	414	449	534	106	(16.	9)	224.5

Total interest income	179,245	175,260	165,889	160,042	157,846	2.3		13.6

INTEREST EXPENSE

Interest on deposits	25,305	22,621	20,142	19,873	20,767	11.9		21.9

Interest on short-term borrowings	4,042	2,955	1,990	1,480	1,419	36.8		184.8

Interest on long-term debt	6,815	5,974	5,575	5,205	5,255	14.1		29.7

Total interest expense	36,162	31,550	27,707	26,558	27,441	14.6		31.8

NET INTEREST INCOME	143,083	143,710	138,182	133,484	130,405	(0.4)		9.7

Provision for loan losses	756	—	2,442	2,353	2,426	—		(68.8)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	142,327	143,710	135,740	131,131	127,979	(1.0)		11.2

NONINTEREST INCOME

Investment and wealth management	24,057	22,735	22,396	22,936	21,983	5.8		9.4

Service charges on deposit accounts	10,426	11,312	11,278	10,981	10,692	(7.8)		(2.5)

Mortgage banking-related fees	2,283	3,199	3,063	2,293	2,940	(28.	6)	(22.3)

Investment securities gains
and (losses)	414	705	(1)	590	(55)	(41.	3)	852.7

Nonmarketable investments	5,271	4,001	2,767	450	4,204	31.7		25.4

Other income	15,418	13,776	14,418	13,876	13,390	11.9		15.1

Total noninterest income	57,869	55,728	53,921	51,126	53,154	3.8		8.9

NONINTEREST EXPENSES

Salaries	46,554	49,448	48,696	44,689	44,788	(5.9)		3.9

Employee benefits	11,897	10,678	10,557	10,928	12,513	11.4		(4.9)

Net occupancy expense of bank
premises	6,922	6,300	6,128	5,819	6,060	9.9		14.2

Furniture and equipment expenses	7,279	8,566	7,936	7,573	7,364	(15.	0)	(1.2)

Communications and supplies	4,040	4,294	4,111	4,195	4,304	(5.9)		(6.1)

Other expenses	23,461	26,702	21,789	20,163	18,357	(12.	1)	27.8

Total noninterest expenses	100,153	105,988	99,217	93,367	93,386	(5.5)		7.2

Income before income taxes	100,043	93,450	90,444	88,890	87,747	7.1		14.0

Applicable income taxes	37,416	32,838	33,659	32,577	32,050	13.9		16.7

NET INCOME	$ 62,627	$ 60,612	$ 56,785	$ 56,313	$ 55,697	3.3		12.4

Weighted average shares outstanding	79,228	79,075	78,965	79,119	79,725	0.2		(0.6)

Adjusted weighted average shares
outstanding	79,875	79,800	79,611	79,751	80,258	0.1		(0.5)

NET INCOME PER COMMON SHARE:
Basic	$ .79	$ .77	$ .72	$ .71	$ .70	2.6		12.9

Diluted	$ .78	$ .76	$ .71	$ .71	$ .69	2.6		13.0

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands)

Noninterest Income	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04	1Q 05 vs 4Q 04	1Q 05 vs 1Q 04

Investment and wealth management	$ 24,057	$ 22,735	$ 22,396	$ 22,936	$ 21,983	5.8%	9.4%

Service charges on deposit accounts	10,426	11,312	11,278	10,981	10,692	(7.8)	(2.5)

Mortgage banking-related fees:
Commercial	1,514	2,600	2,395	1,563	1,920	(41.8)	(21.1)

Residential	769	599	668	730	1,020	28.4	(24.6)

Total mortgage banking-related fees	2,283	3,199	3,063	2,293	2,940	(28.6)	(22.3)

Investment securities gains and (losses)	414	705	(1)	590	(55)	(41.3)	852.7

Nonmarketable investments:

Private equity and other investments	2,461	179	1,628	373	389	1,274.9	532.6

Hedge funds	1,964	2,875	341	(708)	3,021	(31.7)	(35.0)

Bank-owned life insurance	846	947	798	785	794	(10.7)	6.5

Total nonmarketable investments	5,271	4,001	2,767	450	4,204	31.7	25.4

Other income:

Electronic banking fees	5,173	5,312	6,029	6,008	4,417	(2.6)	17.1

Charges and fees on loans	2,795	2,892	2,647	2,835	2,458	(3.4)	13.7

Insurance	4,540	3,046	3,218	3,267	3,828	49.0	18.6

All other income	2,910	2,526	2,524	1,766	2,687	15.2	8.3

Total other income	15,418	13,776	14,418	13,876	13,390	11.9	15.1

Total	$ 57,869	$ 55,728	$ 53,921	$ 51,126	$ 53,154	3.8%	8.9%

Noninterest Expenses	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04	1Q 05 vs 4Q 04	1Q 05 vs 1Q 04

Salaries	$ 46,554	$ 49,448	$ 48,696	$ 44,689	$ 44,788	(5.9)%	3.9%

Employee benefits	11,897	10,678	10,557	10,928	12,513	11.4	(4.9)

Net occupancy expense of bank
premises	6,922	6,300	6,128	5,819	6,060	9.9	14.2

Furniture and equipment expenses	7,279	8,566	7,936	7,573	7,364	(15.0)	(1.2)

Communications and supplies	4,040	4,294	4,111	4,195	4,304	(5.9)	(6.1)

Other expenses:

Professional services	5,125	9,315	7,157	4,996	3,834	(45.0)	33.7

Advertising and promotional
expenses	1,711	2,833	1,747	2,135	1,703	(39.6)	0.5

Electronic banking expenses	3,241	3,051	3,299	3,006	2,153	6.2	50.5

Amortization of intangible assets	2,072	2,009	2,044	2,057	2,032	3.1	2.0

Outsourcing expenses	2,690	1,305	1,351	1,227	1,459	106.1	84.4

All other expenses	8,622	8,189	6,191	6,742	7,176	5.3	20.2

Total other expenses	23,461	26,702	21,789	20,163	18,357	(12.1)	27.8

Total	$100,153	$105,988	$ 99,217	$ 93,367	$ 93,386	(5.5)%	7.2%

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands)

											Average Balance
	1Q 05		4Q 04		3Q 04		2Q 04		1Q 04		1Q 05 vs 4Q 04	1Q 05 vs 1Q 04
Earning assets Loans:	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate

Commercial	$2,848,452	5.90%	$2,813,318	5.63%	$2,744,195	5.34%	$2,719,232	5.15%	$2,623,891	5.16%	1.2%	8.6%

Commercial real estate	3,133,446	6.28	3,083,266	6.09	2,969,515	5.91	2,879,434	5.82	2,777,493	5.89	1.6	12.8

Construction	1,328,633	6.24	1,215,282	5.93	1,142,921	5.49	1,113,301	5.21	1,103,901	5.18	9.3	20.4

Residential real estate	1,517,291	5.83	1,488,523	5.84	1,490,763	5.80	1,437,331	5.91	1,358,975	6.06	1.9	11.6

Consumer	1,486,539	5.84	1,483,955	5.70	1,478,399	5.60	1,474,586	5.81	1,474,173	5.79	0.2	0.8

Total loans	10,314,361	6.04	10,084,344	5.85	9,825,793	5.64	9,623,884	5.57	9,338,433	5.61	2.3	10.5

Federal funds sold, et al	31,854	4.37	44,113	3.72	50,035	3.57	95,504	2.24	47,791.89		(27.8)	(33.3)

Securities: (2)
Taxable securities
U.S. Treasury and gov. agencies	1,426,230	3.43	1,532,514	3.53	1,571,102	3.59	1,543,661	3.74	1,560,700	3.89	(6.9)	(8.6)

Mortgage-backed	1,303,700	4.02	1,243,520	3.90	1,228,539	3.84	1,254,512	3.78	1,277,802	3.87	4.8	2.0

Other investments	63,943	4.12	68,004	7.12	65,264	2.90	52,773	2.73	42,934	3.17	(6.0)	48.9

Tax-exempt securities
States and political subdivisions	80,921	5.97	84,319	5.99	90,721	5.82	98,182	5.55	104,375	5.59	(4.0)	(22.5)

Total securities	2,874,794	3.79	2,928,357	3.84	2,955,626	3.75	2,949,128	3.80	2,985,811	3.93	(1.8)	(3.7)

Interest-bearing deposits in other banks	158	1.47	158	1.45	158	1.08	158	1.06	158	1.09	—	—

Total earning assets	13,221,167	5.55	13,056,972	5.39	12,831,612	5.20	12,668,674	5.13	12,372,193	5.19	1.3	6.9

Cash and due from banks	290,911		285,742		296,203		298,440		285,524		1.8	1.9

Bank premises and equipment, net	141,426		140,556		141,536		141,757		141,632		0.6	(0.1)

Other assets	1,004,526		985,411		990,468		988,430		975,241		1.9	3.0

Less: allowance for loan losses	(149,686)		(157,787)		(160,331)		(158,116)		(156,397)		(5.1)	(4.3)

Total assets	$14,508,344		$14,310,894		$14,099,488		$13,939,185		$13,618,193		1.4	6.5

Interest-bearing liabilities
Deposits:

Savings	$1,459,580.32		$1,445,223.30		$ 1,457,432.29		$1,434,288.29		$1,364,181.29		1.0	7.0

Checking plus interest	1,350,521.15		1,326,074.15		1,291,808.15		1,302,313.15		1,236,552.15		1.8	9.2

Money market	1,550,919.94		1,572,997.75		1,556,212.55		1,564,295.54		1,590,460.60		(1.4)	(2.5)

Time deposits $100,000 and over	1,427,571	2.66	1,354,677	2.22	1,299,918	1.90	1,315,119	1.82	1,287,695	1.99	5.4	10.9

Other time deposits	1,905,548	2.28	1,882,646	2.22	1,918,216	2.12	1,955,632	2.12	1,979,433	2.15	1.2	(3.7)

Total interest-bearing deposits	7,694,139	1.33	7,581,617	1.19	7,523,586	1.07	7,571,647	1.06	7,458,321	1.12	1.5	3.2

Short-term borrowings	1,000,929	1.64	956,368	1.23	942,789.84		910,854.65		919,388.62		4.7	8.9

Long-term debt	689,372	4.01	642,675	3.70	641,264	3.46	648,576	3.23	649,058	3.26	7.3	6.2

Total interest-bearing funds	9,384,440	1.56	9,180,660	1.37	9,107,639	1.21	9,131,077	1.17	9,026,767	1.22	2.2	4.0

Noninterest-bearing deposits	3,024,595		3,094,316		2,984,130		2,826,610		2,608,324		(2.3)	16.0

Other liabilities and accrued expenses	149,033		124,767		129,875		129,737		134,641		19.4	10.7

Total liabilities	12,558,068		12,399,743		12,221,644		12,087,424		11,769,732		1.3	6.7

Shareholders’ equity	1,950,276		1,911,151		1,877,844		1,851,761		1,848,461		2.0	5.5

Total liabilities & shareholders’ equity	$14,508,344		$14,310,894		$14,099,488		$13,939,185		$13,618,193		1.4	6.5

Net interest rate spread		3.99%		4.02%		3.99%		3.96%		3.97%

Effect of noninterest-bearing funds		.45		.41		.35		.33		.33

Net interest margin on earning assets		4.44%		4.43%		4.34%		4.29%		4.30%

(1)	Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2)	Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(In thousands, except per share data)

.

	1Q 05	4Q 04	3Q 04	2Q 04	1Q 04

(1) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. Management believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and nontaxable investments.

Net interest income (GAAP basis)	$143,083	$143,710	$138,182	$133,484	$130,405
Taxable-equivalent adjustment	1,577	1,660	1,684	1,675	1,725

Net interest income - taxable equivalent	$144,660	$145,370	$139,866	$135,159	$132,130

(2) Management excludes the balance of intangible assets and their related amortization expense from its calculation of return on average tangible equity and average tangible equity to average tangible assets. This adjustment allows management to review the core operating results and core capital position of Bankshares. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and other intangible assets from their calculation of risk-based capital ratios.

Return on average equity (GAAP basis)	13.02%	12.62%	12.03%	12.23%	12.12%
Impact of excluding average intangible assets and amortization	5.55	5.54	5.60	5.91	5.89

Return on average tangible equity	18.57%	18.16%	17.63%	18.14%	18.01%

Average equity to average assets (GAAP basis)	13.44%	13.35%	13.32%	13.28%	13.57%
Impact of excluding average intangible assets and amortization	(3.44)	(3.51)	(3.65)	(3.73)	(3.82)

Average tangible equity to average tangible assets	10.00%	9.84%	9.67%	9.55%	9.75%

(3) The efficiency ratio is measured by dividing noninterest expenses by the sum of net interest income on an FTE basis and noninterest income. When computing the cash operating efficiency ratio and cash operating earnings, management excludes the amortization of intangible assets, restructuring charges, merger-related expenses, gains on sales of premises and gains and losses from sales of investment securities in order to assess the core operating results of Bankshares and because of the uncertainty as to timing and amount of gain or loss to be recognized.

Efficiency ratio (GAAP basis)	49.45%	52.70%	51.20%	50.12%	50.40%
Impact of excluding: Securities gains and (losses)	0.10	0.18	—	0.16	(0.01)
Gains on sales of premises	0.27	0.01	0.20	0.06	0.17
Amortization of deposit intangibles	(0.67)	(0.68)	(0.71)	(0.73)	(0.74)
Amortization of other intangibles	(0.35)	(0.31)	(0.35)	(0.37)	(0.36)
Restructuring charges	—	(0.70)	(1.38)	(0.23)	—
Merger-related expenses	—	—	—	—	(0.22)

Cash operating efficiency ratio	48.80%	51.20%	48.96%	49.01%	49.24%

(4) Bankshares presents cash operating earnings and diluted cash operating earnings per share in order to assess its core operating results.

Net income (GAAP basis)	$ 62,627	$ 60,612	$ 56,785	$ 56,313	$ 55,697
Less: Securities (gains) and losses, net of tax	(250)	(426)	1	(357)	33
Gains on sales of premises, net of tax	(693)	(26)	(442)	(144)	(394)
Plus: Amortization of deposit intangibles, net of tax	826	826	826	826	826
Amortization of other intangibles, net of tax	426	388	409	417	402
Restructuring charges, net of tax	—	850	1,610	251	—
Merger- related expenses, net of tax	156	—	—	—	248

Cash operating earnings	$ 63,092	$ 62,224	$ 59,189	$ 57,306	$ 56,812

Diluted net income per share (GAAP basis)	$ 0.78	$ 0.76	$ 0.71	$ 0.71	$ 0.69
Less: Securities (gains) and losses, net of tax	—	(0.01)	—	—	—
Gains on sales of premises, net of tax	(0.01)	—	(0.01)	—	—
Plus: Amortization of deposit intangibles, net of tax	0.01	0.01	0.01	0.01	0.01
Amortization of other intangibles, net of tax	0.01	0.01	0.01	—	0.01
Restructuring charges, net of tax	—	0.01	0.02	—	—
Merger- related expenses, net of tax	—	—	—	—	—

Diluted cash operating earnings per share	$ 0.79	$ 0.78	$ 0.74	$ 0.72	$ 0.71